Segment Reporting	12 Months Ended
Mar. 31, 2019
Segment Reporting [Abstract]
Segment Reporting

19. Segment Reporting

Business segments of the Company are primarily Healthcare products and services (HC) and Wine Distribution (WD). Businesses of HC are operated by United Asia Medical Network Company Limited and Alpha Ultimate Limited. Businesses of WD are operated by Montrose Food & Wine H.K. Limited.

Business segments

Year ended March 31, 2019	HC	WD	Total
Revenues	$323,883	$599,275	$923,158
Cost of revenues	(31,373)	(370,412)	(401,785)
Gross profits	292,510	228,863	521,373
Identifiable operating expenses	(3,902,731)	(346,524)	(4,249,255)
Segment loss	(3,610,221)	(54,969)	(3,727,882)
Un-allocable expenses			(1,523,687)
Operating loss			(5,251,569)
Other income, net			40,758
Goodwill written-off			(259,520)
Share in associate's profit / (loss)			1,573
Loss before income tax			(5,468,758)
Income tax expense			-
Net loss			(5,468,758)